UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS CALIFORNIA MUNICIPAL FUND

MFS CHARTER INCOME TRUST

MFS GOVERNMENT MARKETS INCOME TRUST

MFS HIGH INCOME MUNICIPAL TRUST

MFS HIGH YIELD MUNICIPAL TRUST

MFS INTERMARKET INCOME TRUST I

MFS INTERMEDIATE HIGH INCOME FUND

MFS INTERMEDIATE INCOME TRUST

MFS INVESTMENT GRADE MUNICIPAL TRUST

MFS MULTIMARKET INCOME TRUST

MFS MUNICIPAL INCOME TRUST

MFS SPECIAL VALUE TRUST

(Names of Registrants as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

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MFS Charter Income Trust • MFS Government Markets Income Trust

MFS Intermediate Income Trust • MFS Multimarket Income Trust

MFS Municipal Income Trust • MFS Special Value Trust

MFS California Municipal Fund • MFS High Income Municipal Trust

MFS InterMarket Income Trust I • MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust • MFS High Yield Municipal Trust

August 24, 2011

Dear Shareholder:

The Annual Meeting of Shareholders for your Fund will be held at the Fund’s offices at 500 Boylston Street, Boston, MA on October 5, 2011, at 10:30 a.m. (Boston time).

At the meeting, you will be asked to vote to elect Trustees to the Board of Trustees. The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote in favor of the Trustees who have been nominated for election. Please review the enclosed proxy materials and submit your vote promptly.

To save your Fund administrative and printing costs, the Funds have prepared this combined Proxy Statement for all of the MFS Funds noted above. You will only vote the shares that you hold in your Fund.

Your vote is important. Please vote promptly which will help avoid additional solicitation expenses for your Fund.

Thank you for your participation in this meeting and prompt action.

Sincerely,

MARIA F. DIORIODWYER
Maria F. DiOrioDwyer

How may I vote my shares?

You may vote the shares you hold in your Fund by telephone, internet, returning your Proxy Card by mail, or voting in person at the meeting on October 5, 2011. Please see your enclosed Proxy Card and Proxy Statement for further information.

What if I would like to vote in person and my shares are held in a brokerage account?

If your shares are held in a brokerage account, and if you choose to vote in person at the Meeting, you will need to request a “Legal Proxy” from your broker, and provide it to the Inspector of Elections at the Meeting. In addition, if you choose to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to your Fund.

MFS® CALIFORNIA MUNICIPAL FUND

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMARKET INCOME TRUST I

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INTERMEDIATE INCOME TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

500 Boylston Street, Boston, Massachusetts 02116

Notice of the 2011 Annual Meeting of Shareholders

To be held on October 5, 2011

The 2011 Annual Meeting of Shareholders of each of the above referenced trusts (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds”) will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on Wednesday, October 5, 2011, for the following purposes:

ITEM 1.	To elect Trustees to the Board of Trustees of each Trust as outlined below:

a.	for each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust:
i)	four Trustees, William R. Gutow, Michael Hegarty, John P. Kavanaugh, and Robert W. Uek, to be elected by shareholders of each Trust; and

b.	for each of MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, MFS Municipal Income Trust:
i)	three Trustees, William R. Gutow, Michael Hegarty, and Robert W. Uek, to be elected by the holders of common shares and preferred shares of the Trust, voting together as a single class; and
ii)	two Trustees, John P. Kavanaugh and Laurie J. Thomsen, to be elected by the holders of preferred shares only, voting as a separate class; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

It is anticipated that each Trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust’s shareholders of record on August 4, 2011 will be entitled to receive notice of and to vote at that Trust’s Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

By order of the Board of Trustees

SUSAN S. NEWTON

Assistant Secretary and Assistant Clerk

August 24, 2011

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 10:00 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR EACH TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® CALIFORNIA MUNICIPAL FUND

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMARKET INCOME TRUST I

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INTERMEDIATE INCOME TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS California Municipal Fund, MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Investment Grade Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust, (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds” ) to be used at the Meeting of Shareholders of each Trust (each, a “Meeting”) to be held at 10:30 a.m. on October 5, 2011 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of the 2011 Annual Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.” If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Trust Company, N.A. (“Computershare”), c/o Proxy Tabulator, 280 Oser Avenue, Hauppauge, New York, 11788-3610, or delivered at a Meeting. On August 4, 2011, the following number of shares were outstanding for each Trust:

Trust	# of Common Shares Outstanding	# of Preferred Shares Outstanding
MFS California Municipal Fund	2,785,129	978
MFS Charter Income Trust	54,871,740	N/A
MFS Government Markets Income Trust	32,457,612	N/A
MFS High Income Municipal Trust	31,409,830	3,900
MFS High Yield Municipal Trust	28,132,937	3,000
MFS InterMarket Income Trust I	10,842,500	N/A
MFS Intermediate High Income Fund	20,886,466	N/A
MFS Intermediate Income Trust	117,008,348	N/A
MFS Investment Grade Municipal Trust	11,537,407	1,950
MFS Multimarket Income Trust	78,378,104	N/A
MFS Municipal Income Trust	40,857,963	4,550
MFS Special Value Trust	6,885,259	N/A

Shareholders of record at the close of business on August 4, 2011 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 24, 2011. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), your Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by each Trust.

The Trusts have engaged Computershare to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $263,266 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings To Be Held on October 5, 2011.

The proxy statement is available at www.MFS.com. Directions to the meetings in order to vote in person are available by telephoning toll-free (800) 225-2606. If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

Summary of Items

Item No.	Item Description	Trust
1.a.(i)	Election of William R. Gutow, Michael Hegarty, John P. Kavanaugh, and Robert W. Uek as Trustees of the Trust

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

1.b.(i)	Election of William R. Gutow, Michael Hegarty, and Robert W. Uek as Trustees of the Trust	Common and Preferred Shareholders of MFS California Municipal Fund MFS High Income Municipal Trust MFS High Yield Municipal Trust MFS Investment Grade Municipal Trust MFS Municipal Income Trust

1.b.(ii)	Election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of the Trust	Preferred Shareholders of MFS California Municipal Fund MFS High Income Municipal Trust MFS High Yield Municipal Trust MFS Investment Grade Municipal Trust MFS Municipal Income Trust

ITEM 1 — ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board consists of eleven trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Trustees. In addition, each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is compromised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” on pages 10-15 of this Proxy Statement. Three of the Committees have as members all of the Independent Trustees, and the remaining Committees have four Independent Trustees as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Funds’ Independent Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of MFS serve as the Funds’ officers, including the Funds’ principal executive officer. The Board provides oversight of the services provided by MFS, including the risk management activities. In addition, each Committee of the Board provides oversight of MFS’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with MFS’ Chief Regulatory Officer, MFS’ Chief Enterprise Risk Officer, and MFS’ Chief Investment Risk Officer to receive reports on MFS’ risk management activities. The Board also meets periodically with the Funds’ Independent Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

Effective as of the election and qualification of the nominees at the 2011 Annual Meeting of Shareholders, the Board has fixed the number of Trustees of each Trust at eleven. Under the provisions of each Trust’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years.

For each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by shareholders, William R. Gutow, Michael Hegarty, John P. Kavanaugh, and Robert W. Uek as Trustees of the class whose term will expire at the 2014 Annual Meeting of Shareholders (or special meeting in lieu thereof) of the Trust, in each case, to hold office until his or her successor is elected and qualified. The Board of Trustees has nominated each of the individuals selected and nominated by the Committee. Each nominee is presently a Trustee of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS

Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust and has agreed to serve as a Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

For each of MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by holders of common shares and preferred shares, voting together as a single class, William R. Gutow, Michael Hegarty, and Robert W. Uek as Trustees of the class whose term will expire at the 2014 Annual Meeting of Shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified. The Nomination and Compensation Committee has also selected and nominated, and recommended that the Board nominate, for election by holders of preferred shares only, voting as a separate class, John P. Kavanaugh and Laurie J. Thomsen for a term that will expire at the next annual meeting of shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified. The Board of Trustees has nominated each of the individuals selected and nominated by the Committee. Each nominee is presently a Trustee of MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust and has agreed to serve as Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that, absent contrary instructions, proxies will be voted in favor of electing William R. Gutow, Michael Hegarty, John P. Kavanaugh, Laurie J. Thomsen, and Robert W. Uek. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for a Trust. Under the terms of the Board of Trustees’ retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches 73 years of age, provided that the Board of Trustees may, in its discretion, extend the term of such Trustee for a maximum of two additional one-year periods.

The following table presents certain information regarding the current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Additional information about each Trustee follows the table.

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring	Principal Occupations During The Past Five Years	Other Directorships(2)
INTERESTED TRUSTEES
Robert J. Manning(3) (Age 47)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer, and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring	Principal Occupations During The Past Five Years	Other Directorships(2)
Robert C. Pozen(3) (Age 65)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010);	Medtronic, Inc,
(medical devices),
Director (since
2004); The Neilson
Company (market
research),  Director
(since 2010) Telesat
(satellite
communications),
Director (until
November 2007) Bell
Canada Enterprises
(telecommunications),
Director (until
					February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (Age 69)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland- Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/ Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (Age 69)	Trustee	January 2006	2012	Consultant — investment company industry regulatory and compliance matters
Maureen R. Goldfarb (Age 56)	Trustee	January 2009	2013	Private investor
William R. Gutow (Age 69)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring	Principal Occupations During The Past Five Years	Other Directorships(2)
Michael Hegarty (Age 66)	Trustee	December 2004	2014	Private investor
John P. Kavanaugh (Age 56)	Trustee	January 2009	2012(4) 2014(5)	Private investor; The
Hanover
Insurance Group,
Inc., Vice President
and Chief Investment
Officer (until 2006);
Allmerica Investment
Trust, Allmerica
Securities Trust and
Opus Investment
Trust (investment
companies),
Chairman, President
and Trustee (until
				2006)
J. Dale Sherratt (Age 72)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (Age 54)	Trustee	March 2005	2012(4) 2013(5)	Private Investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (Age 70)	Trustee	January 2006	2014	Consultant to investment company industry

(1)

Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trusts, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(4)	For MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust.
(5)

For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust.

Each current Trustee listed above served as a board member of 96 funds within the MFS Family of Funds (the MFS Funds) as of December 31, 2010. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1989. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board:

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry. Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 24 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers. During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes. He also conducted branch reviews of insurance broker/dealers selling variable products. Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters. He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining

John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electric Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company. He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits. Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation. Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 17 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of Alliance Capital Management Corporation, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families. Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. He also served as a trustee for various investment company complexes. Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc.

Robert J. Manning

Mr. Manning is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 26 years. He also is a member of the Board of Directors of MFS.

Robert C. Pozen

Mr. Pozen is Chairman Emeritus of MFS (the MFS Funds’ investment adviser). He has substantial senior executive and board experience within the investment management industry, as well as board experience for publicly-traded companies. He is a director of Medtronic, Inc. and the Neilson Company. He is also a Senior Lecturer at Harvard Business School.

J. Dale Sherratt

Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments. He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts. Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies. Mr. Sherratt has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 21 years.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at the venture capital firm, Harbourvest Partners. Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College. She is a former director of Travelers Property Casualty Corp. and New Profit.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry. Mr. Uek was a partner in the investment management industry group of PWC, and was the chair of the investment management industry group for Coopers & Lybrand. He also has served as a consultant to mutual fund boards. Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds. Mr. Uek is a former Chairman of the Independent Directors Council, a unit of the Investment Company Institute that serves the mutual fund independent director community.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons, appears under “Trust Information” beginning on page 26.

Required Vote.    For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust, the election of any nominee will require the affirmative vote of a plurality of the Trust’s outstanding common shares voting at the Meeting in person or by proxy. For MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust, the election of Mssrs. Gutow, Hegarty, and Uek will require the affirmative vote of a plurality of the Trust’s outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy and the election of Mr. Kavanaugh and Ms. Thomsen will require the affirmative vote of a plurality of the Trust’s outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy. For MFS Municipal Income Trust, the election of Mr. Kavanaugh and Ms. Thomsen will require the affirmative vote of a majority of the Trust’s outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF EACH TRUST.

Committees

Each Trust’s Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Trust and, among other things, considers the selection of the independent accountants for the Trust and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or
		non-audit services such accountants provide to other MFS Trusts, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable Trust accounting matters by officers of the Trust and employees of the Trust’s investment adviser, administrator, principal underwriter or any other provider of accounting-related services to the Trust.	Butler*(3), Kavanaugh*(3), Thomsen*(3), and Uek*(3)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
COMPLIANCE AND GOVERNANCE COMMITTEE	6	Oversees the development and implementation of the Trust’s regulatory and fiduciary compliance policies, procedures and practices under the 1940 Act and other applicable laws as well as oversight of compliance policies of the Trust’s investment adviser and certain other service providers as they relate to Trust activities. The Trust’s Independent Chief Compliance Officer, assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Goldfarb*, Gutow*, and Hegarty*

CONTRACTS REVIEW COMMITTEE	8	Requests, reviews and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that the Trust proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
NOMINATION AND COMPENSATION COMMITTEE	3	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent of the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6	Oversees the policies, procedures, and practices of the Trust with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the Trust’s lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Trust’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS and its affiliates regarding their compliance activities in connection with marketing, sales and distribution activities relating to the Trust.	Goldfarb*, Gutow*, Hegarty* and Sherratt*

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
PRICING COMMITTEE	6	Oversees the determination of the value of the portfolio securities and other assets held by the Trust and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board, which include methodologies to be followed by MFS to determine the fair values of portfolio securities and other assets held by the Trust for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Trust’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Trust which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Kavanaugh*, Sherratt* Thomsen*, and Uek*

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
SERVICES CONTRACTS COMMITTEE	5	Reviews and evaluates the contractual arrangements of the Trust relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Butler, Goldfarb, Gunning, Gutow Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)	The number of committee meetings for the fiscal years ending October 31, 2010 and November 30, 2010 is the same for all committees.
(2)

Information about each committee member is set forth above on pages 4-9. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

(3)	Audit Committee Financial Expert.
*	Independent Trustees.

The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. During the fiscal years ended October 31, 2010 and November 30, 2010, each Trust held eight Board meetings. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Audit Committee

Each Trust’s Audit Committee consists only of Independent Trustees. Each Trust’s Audit Committee’s statement on the Trust’s most recent audited financials is included below under the heading “Independent Registered Public Accounting Firm.” Each Trust’s Board has adopted a written charter for the Audit Committee. A copy of the Committee’s charter is available at www.MFS.com.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee’s charter is available at www.MFS.com.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the

Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter (which is available at www.MFS.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

As of August 4, 2011, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of each Trust and (b) on an aggregate basis, in all MFS funds overseen by the nominee or Trustee, as of August 4, 2011.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
INTERESTED TRUSTEES
Robert J. Manning	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	N
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Robert C. Pozen	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	N
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N
INDEPENDENT TRUSTEES
Robert E. Butler	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	B
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	B
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Maureen R. Goldfarb	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	A
	MFS High Income Municipal Trust	B
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	B
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	A

David H. Gunning	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

William R. Gutow	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Michael Hegarty	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

John P. Kavanaugh	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	B
	MFS High Income Municipal Trust	B
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	B
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	B
	MFS Investment Grade Municipal Trust	C
	MFS Multimarket Income Trust	B
	MFS Municipal Income Trust	B
	MFS Special Value Trust	N

J. Dale Sherratt	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	D*
	MFS Government Markets Income Trust	B*
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	C*
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	B*

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Laurie J. Thomsen	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	B
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Robert W. Uek	MFS California Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	B
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	B
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	B
	MFS Municipal Income Trust	N
	MFS Special Value Trust	A

*	Includes the value of deferred benefits under the Retirement Benefit Deferral Plan.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. Each Trust’s Independent Chief Compliance Officer (“ICCO”) is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2010 Annual Meeting of Shareholders.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The table below shows the cash compensation paid to the trustees by each Trust during the fiscal year ended on the date noted (see footnote 1). Interested Trustees receive no compensation from any Trust for their services as Trustees.

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
Robert E. Butler	MFS California Municipal Fund	$1,184	N/A	$253,990
	MFS Charter Income Trust	$7,247	N/A
	MFS Government Markets Income Trust	$4,107	N/A
	MFS High Income Municipal Trust	$3,190	N/A
	MFS High Yield Municipal Trust	$2,494	N/A
	MFS InterMarket Income Trust I	$1,605	N/A
	MFS Intermediate High Income Fund	$1,393	N/A
	MFS Intermediate Income Trust	$12,383	N/A
	MFS Investment Grade Municipal Trust	$1,903	N/A
	MFS Multimarket Income Trust	$7,265	N/A
	MFS Municipal Income Trust	$4,130	N/A
	MFS Special Value Trust	$1,023	N/A

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
Lawrence H. Cohn, M.D.(4)	MFS California Municipal Fund	$1,180	$0	$242,990
	MFS Charter Income Trust	$7,177	$8,244
	MFS Government Markets Income Trust	$4,077	$9,045
	MFS High Income Municipal Trust	$3,170	$0
	MFS High Yield Municipal Trust	$2,478	$0
	MFS InterMarket Income Trust I	$1,592	$0
	MFS Intermediate High Income Fund	$1,385	$0
	MFS Intermediate Income Trust	$12,266	$12,617
	MFS Investment Grade Municipal Trust	$1,889	$0
	MFS Multimarket Income Trust	$7,185	$0
	MFS Municipal Income Trust	$4,091	$0
	MFS Special Value Trust	$1,016	$12,095

Maureen R. Goldfarb	MFS California Municipal Fund	$1,180	N/A	$242,990
	MFS Charter Income Trust	$7,177	N/A
	MFS Government Markets Income Trust	$4,077	N/A
	MFS High Income Municipal Trust	$3,170	N/A
	MFS High Yield Municipal Trust	$2,478	N/A
	MFS InterMarket Income Trust I	$1,592	N/A
	MFS Intermediate High Income Fund	$1,385	N/A
	MFS Intermediate Income Trust	$12,266	N/A
	MFS Investment Grade Municipal Trust	$1,889	N/A
	MFS Multimarket Income Trust	$7,185	N/A
	MFS Municipal Income Trust	$4,091	N/A
	MFS Special Value Trust	$1,016	N/A

David H. Gunning	MFS California Municipal Fund	$1,201	N/A	$307,990
	MFS Charter Income Trust	$7,547	N/A
	MFS Government Markets Income Trust	$4,237	N/A
	MFS High Income Municipal Trust	$3,275	N/A
	MFS High Yield Municipal Trust	$2,562	N/A
	MFS InterMarket Income Trust I	$1,660	N/A
	MFS Intermediate High Income Fund	$1,426	N/A
	MFS Intermediate Income Trust	$12,822	N/A
	MFS Investment Grade Municipal Trust	$1,965	N/A
	MFS Multimarket Income Trust	$7,572	N/A
	MFS Municipal Income Trust	$4,281	N/A
	MFS Special Value Trust	$1,049	N/A

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
William R. Gutow	MFS California Municipal Fund	$1,180	N/A	$242,990
	MFS Charter Income Trust	$7,177	N/A
	MFS Government Markets Income Trust	$4,077	N/A
	MFS High Income Municipal Trust	$3,170	N/A
	MFS High Yield Municipal Trust	$2,478	N/A
	MFS InterMarket Income Trust I	$1,592	N/A
	MFS Intermediate High Income Fund	$1,385	N/A
	MFS Intermediate Income Trust	$12,266	N/A
	MFS Investment Grade Municipal Trust	$1,889	N/A
	MFS Multimarket Income Trust	$7,185	N/A
	MFS Municipal Income Trust	$4,091	N/A
	MFS Special Value Trust	$1,016	N/A

Michael Hegarty	MFS California Municipal Fund	$1,184	N/A	$252,990
	MFS Charter Income Trust	$7,241	N/A
	MFS Government Markets Income Trust	$4,105	N/A
	MFS High Income Municipal Trust	$3,189	N/A
	MFS High Yield Municipal Trust	$2,492	N/A
	MFS InterMarket Income Trust I	$1,604	N/A
	MFS Intermediate High Income Fund	$1,392	N/A
	MFS Intermediate Income Trust	$12,374	N/A
	MFS Investment Grade Municipal Trust	$1,902	N/A
	MFS Multimarket Income Trust	$7,260	N/A
	MFS Municipal Income Trust	$4,127	N/A
	MFS Special Value Trust	$1,022	N/A

J. Atwood Ives(3)	MFS California Municipal Fund	$121	$0	$0
	MFS Charter Income Trust	$897	$0
	MFS Government Markets Income Trust	$510	$0
	MFS High Income Municipal Trust	$326	$0
	MFS High Yield Municipal Trust	$255	$0
	MFS InterMarket Income Trust I	$164	$0
	MFS Intermediate High Income Fund	$142	$0
	MFS Intermediate Income Trust	$3,068	$0
	MFS Investment Grade Municipal Trust	$195	$0
	MFS Multimarket Income Trust	$1,796	$9,528
	MFS Municipal Income Trust	$1,023	$0
	MFS Special Value Trust	$254	$0

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
John P. Kavanaugh	MFS California Municipal Fund	$1,180	N/A	$243,990
	MFS Charter Income Trust	$7,183	N/A
	MFS Government Markets Income Trust	$4,079	N/A
	MFS High Income Municipal Trust	$3,172	N/A
	MFS High Yield Municipal Trust	$2,479	N/A
	MFS InterMarket Income Trust I	$1,593	N/A
	MFS Intermediate High Income Fund	$1,385	N/A
	MFS Intermediate Income Trust	$12,274	N/A
	MFS Investment Grade Municipal Trust	$1,890	N/A
	MFS Multimarket Income Trust	$7,191	N/A
	MFS Municipal Income Trust	$4,094	N/A
	MFS Special Value Trust	$1,016	N/A

J. Dale Sherratt	MFS California Municipal Fund	$1,184	$0	$253,990
	MFS Charter Income Trust	$7,247	$7,441
	MFS Government Markets Income Trust	$4,107	$8,183
	MFS High Income Municipal Trust	$3,190	$0
	MFS High Yield Municipal Trust	$2,494	$0
	MFS InterMarket Income Trust I	$1,605	$0
	MFS Intermediate High Income Fund	$1,393	$0
	MFS Intermediate Income Trust	$12,383	$11,317
	MFS Investment Grade Municipal Trust	$1,903	$0
	MFS Multimarket Income Trust	$7,265	$0
	MFS Municipal Income Trust	$4,130	$0
	MFS Special Value Trust	$1,023	$10,978

Laurie J. Thomsen	MFS California Municipal Fund	$1,184	N/A	$252,990
	MFS Charter Income Trust	$7,234	N/A
	MFS Government Markets Income Trust	$4,101	N/A
	MFS High Income Municipal Trust	$3,186	N/A
	MFS High Yield Municipal Trust	$2,491	N/A
	MFS InterMarket Income Trust I	$1,603	N/A
	MFS Intermediate High Income Fund	$1,391	N/A
	MFS Intermediate Income Trust	$12,351	N/A
	MFS Investment Grade Municipal Trust	$1,901	N/A
	MFS Multimarket Income Trust	$7,244	N/A
	MFS Municipal Income Trust	$4,120	N/A
	MFS Special Value Trust	$1,021	N/A

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
Robert W. Uek	MFS California Municipal Fund	$1,186	N/A	$260,240
	MFS Charter Income Trust	$7,282	N/A
	MFS Government Markets Income Trust	$4,123	N/A
	MFS High Income Municipal Trust	$3,200	N/A
	MFS High Yield Municipal Trust	$2,502	N/A
	MFS InterMarket Income Trust I	$1,611	N/A
	MFS Intermediate High Income Fund	$1,397	N/A
	MFS Intermediate Income Trust	$12,436	N/A
	MFS Investment Grade Municipal Trust	$1,911	N/A
	MFS Multimarket Income Trust	$7,303	N/A
	MFS Municipal Income Trust	$4,149	N/A
	MFS Special Value Trust	$1,026	N/A

(1)

Information provided for the MFS Intermediate Income Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust is for the fiscal year ended October 31, 2010. Information provided for the MFS Government Markets Income Trust, MFS Charter Income Trust, MFS California Municipal Fund, MFS High Income Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust, and MFS High Yield Municipal Trust is for the fiscal year ended November 30, 2010.

(2)	For calendar year 2010 for 96 funds.
(3)	Mr. Ives retired as Trustee of each Fund on December 31, 2009.
(4)	Mr. Cohn retired as Trustee of each Fund on December 31, 2010.

Retirement Benefit Deferral Plan — Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan for MFS Charter Income Trust, MFS Intermediate Income Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust, and MFS Government Markets Income Trust. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of other Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Trust to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the Trust’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

The following person disclosed in the table above, has received the following payment, for the MFS Multimarket Income Trust, during the fiscal year ended October 31, 2010, under the Retirement Benefit Deferral Plan:

Trustee Name	Payment Amount
J. Atwood Ives(1)	$5,812

(1)	Mr. Ives retired as Trustee of each Fund on December 31, 2009.

TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

Investment Adviser and Administrator

Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada — U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 (“Sun Life U.S. Operations”). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Trust are listed below:

Trust	Independent Registered Public Accounting Firm	Fiscal Year End
MFS California Municipal Fund	Ernst & Young LLP (“Ernst & Young”)	November 30
MFS Charter Income Trust	Ernst & Young	November 30
MFS Government Markets Income Trust	Deloitte & Touche (“Deloitte”)	November 30
MFS High Income Municipal Trust	Ernst & Young	November 30
MFS High Yield Municipal Trust	Ernst & Young	November 30
MFS InterMarket Income Trust I	Ernst & Young	November 30
MFS Intermediate High Income Fund	Ernst & Young	November 30
MFS Intermediate Income Trust	Deloitte	October 31
MFS Investment Grade Municipal Trust	Ernst & Young	November 30
MFS Multimarket Income Trust	Ernst & Young	October 31
MFS Municipal Income Trust	Deloitte	October 31
MFS Special Value Trust	Ernst & Young	October 31

The Independent Registered Public Accounting Firm has no direct or material indirect interest in a Trust.

Representatives of the applicable Independent Registered Public Accounting Firm are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

Each Trust’s Audit Committee submitted the following statement to be included in this Proxy Statement:

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61(Codification of Statements on Auditing Standards), which was superseded by SAS No. 114. The Audit Committee received the written disclosures and the letter from the Auditor required by the Public Company Accounting Oversight Board, currently codified in Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each Trust’s annual report to shareholders for the Trust’s 2010 fiscal year for filing with the Securities and Exchange Commission.

The members of each Trust’s Audit Committee are: Robert E. Butler, John P. Kavanaugh, Laurie J. Thomsen, and Robert W. Uek.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Trust’s two most recent fiscal years, the fees billed by each Trust’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to each Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust’s two most recent fiscal years for non-audit services rendered to each Trust and each Trust’s Service Affiliates.

The Audit Committee has considered whether the provision by each Trust’s Independent Registered Public Accounting Firm of non-audit services to each Trust’s Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of each Trust was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as each Trust’s principal auditor.

Executive Officers

The following table provides information about the current executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
OFFICERS
Maria F. DiOrioDwyer(3) (Age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane(3) (Age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) (Age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) (Age 47)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) (Age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan(3) (Age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer(3) (Age 40)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
Robyn L. Griffin (Age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) (Age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(3) (Age 53)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) (Age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira(3) (Age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum(3) (Age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (Age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(3) (Age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost(3) (Age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as officer of an MFS fund.
(2)	Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trust’s officers held comparable positions with the 96 funds in the MFS Family of Funds as of December 31, 2010, and with certain affiliates of MFS. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of August 4, 2011, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees and officers of each Trust, MFS, certain persons affiliated with MFS, and persons who own more than ten percent of any class of the Trust’s shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish each Trust with copies of all Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust with respect to its most recent fiscal year for Trustees and officers of each Trust, MFS, certain persons affiliated with MFS and greater than ten percent beneficial owners, each Trust believes all Section 16(a) transactions were reported on a timely basis.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert W. Uek, and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the outstanding shares of MFS High Income Municipal Trust, MFS Investment Grade Municipal Trust, MFS Intermediate High Income Fund, and MFS InterMarket Income Trust I entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum, and thirty percent (30%) of the outstanding shares of MFS California Municipal Fund, MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Yield Municipal Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS California Municipal Fund, MFS High Yield Municipal Trust, and MFS Municipal Income Trust, a quorum also requires thirty percent (30%) of each Trust’s outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS High Income Municipal Trust and MFS Investment Grade Municipal Trust, a quorum requires a majority of each Trust’s outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of Trustees, other than the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS Municipal Income Trust, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS Municipal Income Trust, broker non-votes, abstentions and withholding authority to vote have the effect of a vote against their elections as Trustees.

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on August 4, 2011, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Each Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

Submission of Proposals

Proposals of shareholders which are intended to be presented at the 2012 Annual Meeting of Shareholders must be received by the Trust on or prior to May 30, 2012 for MFS California Municipal Fund, MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Investment Grade Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2012 Annual Meeting of Shareholders without including the proposal in the Trust’s proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s By-Laws and Declaration of Trust by July 10, 2012, for MFS California Municipal Fund, MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Investment Grade Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust at the Trust’s principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2012 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Additional Information

The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Annual reports will be sent to shareholders of record of each Trust following each Trust’s fiscal year end. A copy of each Trust’s most recent annual report and semi-annual report may be obtained without charge at www.MFS.com or by contacting Computershare, each Trust’s transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by e-mail at mfs@computershare.com.

If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at (888) 916-1721 or by e-mail at proxymaterials@computershare.com, or at https://www.proxy-direct.com/mfs22703. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. A copy of this proxy statement is also available at www.MFS.com.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 24, 2011	MFS® CALIFORNIA MUNICIPAL FUND

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMARKET INCOME TRUST I

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INTERMEDIATE INCOME TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

Schedule A

Independent Registered Public Accounting Firm Fees

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided directly to each Trust:

	Independent Registered Public Accounting Firm	Audit Fees		Audit Related Fees
Trust		2010	2009	2010	2009
MFS California Municipal Fund	Ernst & Young	$49,127	$48,179	$10,000	$10,000
MFS Charter Income Trust	Ernst & Young	$47,668	$46,749	$10,000	$10,000
MFS Government Markets Income Trust	Deloitte	$50,876	$49,698	$10,000	$10,000
MFS High Income Municipal Trust	Ernst & Young	$49,127	$48,179	$10,000	$10,000
MFS High Yield Municipal Trust	Ernst & Young	$49,127	$48,179	$10,000	$10,000
MFS InterMarket Income Trust I	Ernst & Young	$43,850	$43,007	$10,000	$10,000
MFS Intermediate High Income Fund	Ernst & Young	$49,327	$48,179	$10,000	$10,000
MFS Intermediate Income Trust	Deloitte	$51,102	$49,920	$10,000	$10,000
MFS Investment Grade Municipal Trust	Ernst & Young	$49,127	$48,179	$10,000	$10,000
MFS Multimarket Income Trust	Ernst & Young	$47,668	$46,749	$10,000	$10,000
MFS Municipal Income Trust	Deloitte	$49,384	$48,137	$15,000	$15,000
MFS Special Value Trust	Ernst & Young	$42,763	$41,940	$10,000	$10,000

	Independent Registered Public Accounting Firm	Tax Fees		All Other Fees
Trust		2010	2009	2010	2009
MFS California Municipal Fund	Ernst & Young	$9,026	$8,849	$0	$0
MFS Charter Income Trust	Ernst & Young	$9,535	$9,426	$0	$0
MFS Government Markets Income Trust	Deloitte	$5,871	$5,756	$1,376	$1,354
MFS High Income Municipal Trust	Ernst & Young	$9,026	$8,849	$0	$0
MFS High Yield Municipal Trust	Ernst & Young	$9,026	$8,849	$0	$0
MFS InterMarket Income Trust I	Ernst & Young	$8,295	$7,711	$0	$0
MFS Intermediate High Income Fund	Ernst & Young	$9,456	$8,849	$0	$0
MFS Intermediate Income Trust	Deloitte	$5,641	$5,530	$2,035	$695
MFS Investment Grade Municipal Trust	Ernst & Young	$9,026	$8,849	$0	$0
MFS Multimarket Income Trust	Ernst & Young	$8,926	$8,926	$0	$0
MFS Municipal Income Trust	Deloitte	$6,732	$6,600	$2,035	$7,695
MFS Special Value Trust	Ernst & Young	$8,552	$8,463	$0	$0

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided to the Trust’s Service Affiliates that relate directly to such Trust’s operations and financial reporting:

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2010	2009	2010	2009	2010	2009
Service Affiliates of MFS California Municipal Fund	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Charter Income Trust	Ernst & Young	$0	$0	$0	$0	$0	$0

Schedule A-1

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2010	2009	2010	2009	2010	2009
Service Affiliates of MFS Government Markets Income Trust	Deloitte	$1,266,889	$1,053,102	$0	$0	$60,000	$142,584
Service Affiliates of MFS High Income Municipal Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS High Yield Municipal Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS InterMarket Income Trust I	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Intermediate High Income Fund	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Intermediate Income Trust	Deloitte	$1,422,611	$1,091,529	$0	$0	$0	$142,584
Service Affiliates of MFS Investment Grade Municipal Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Multimarket Income Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Municipal Income Trust	Deloitte	$1,422,611	$1,091,529	$0	$0	$0	$142,584
Service Affiliates of MFS Special Value Trust	Ernst & Young	$0	$0	$0	$0	$0	$0

(1)

This amount reflects the fees billed to Service Affiliates of each Trust for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and each Trust’s Service Affiliates:

Trust	Independent Registered Public Accounting Firm	2010	2009(2)
MFS California Municipal Fund and its Service Affiliates	Ernst & Young	$ 253,155	$ 247,655
MFS Charter Income Trust and its Service Affiliates	Ernst & Young	$ 253,644	$ 248,232
MFS Government Markets Income Trust and its Service Affiliates	Deloitte	$1,669,032	$1,310,921
MFS High Income Municipal Trust and its Service Affiliates	Ernst & Young	$ 253,155	$ 247,655
MFS High Yield Municipal Trust and its Service Affiliates	Ernst & Young	$ 253,155	$ 247,655
MFS InterMarket Income Trust I and its Service Affiliates	Ernst & Young	$ 252,424	$ 246,517
MFS Intermediate High Income Fund and its Service Affiliates	Ernst & Young	$ 253,585	$ 247,655
MFS Intermediate Income Trust and its Service Affiliates	Deloitte	$1,747,112	$1,298,463
MFS Investment Grade Municipal Trust and its Service Affiliates	Ernst & Young	$ 253,155	$ 247,655
MFS Multimarket Income Trust and its Service Affiliates	Ernst & Young	$ 258,211	$ 247,503
MFS Municipal Income Trust and its Service Affiliates	Deloitte	$1,753,203	$1,311,533
MFS Special Value Trust and its Service Affiliates	Ernst & Young	$ 257,228	$ 247,040

(2)	Ernst & Young fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting periods ended October 31, 2009 and November 30, 2009.

Schedule A-2

Schedule B

Interests of Certain Persons

As of August 4, 2011, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned	Percent of Outstanding Shares of Noted Class Owned
MFS California Municipal Fund	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	Preferred	318	32.50%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred	80	8.20%

MFS Charter Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	3,454,819	6.30%

	Morgan Stanley 1585 Broadway New York, NY 10036	Common	6,257,117	11.40%

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	Common	3,000,312	5.47%

MFS Government Markets Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	2,778,782	8.60%

MFS High Income Municipal Trust	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	Preferred, Series T	1,193	30.60%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred, Series T	432	11.00%

MFS High Yield Municipal Trust	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	Preferred	1,315	43.80%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred	171	5.70%

MFS InterMarket Income Trust I	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	937,106	8.59%

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	Common	840,182	7.70%

Schedule B-1

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned	Percent of Outstanding Shares of Noted Class Owned
MFS Intermediate Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	12,876,889	11.00%

MFS Investment Grade Municipal Trust	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	Preferred	882	45.20%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred	308	15.80%

MFS Multimarket Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	5,763,822	7.30%

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	Common	4,587,366	5.85%

MFS Municipal Income Trust	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	Preferred, Series T	1,084	23.80%

	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred, Series T Preferred Series TH	467	10.26%

	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	3,628,465	6.30%

Schedule B-2

CE-MULTI-PRX-6/11

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS California Municipal Fund	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CCA

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS California Municipal Fund	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CCA

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
1.b.(i) Election of Trustees.			☐	☐	☐

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.b.(ii) Election of Preferred Trustees.			☐	☐	☐

01. John P. Kavanaugh	02. Laurie J. Thomsen

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Charter Income Trust	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MCR

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Government Markets Income Trust	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MGF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Income Municipal Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CXE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Income Municipal Trust 500 Boylston Street, Boston Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CXE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. John P. Kavanaugh	02. Laurie J. Thomsen		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Yield Municipal Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CMU

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1.b.(i) Election of Trustees.			PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.			☐	☐	☐

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Yield Municipal Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CMU

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. John P. Kavanaugh	02. Laurie J. Thomsen		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS InterMarket Income Trust I	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CMK

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Intermediate High Income Fund	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate office, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CIF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Intermediate Income Trust	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MIN

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Investment Grade Municipal Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CXH

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Investment Grade Municipal Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_CXH

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. John P. Kavanaugh	02. Laurie J. Thomsen		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Multimarket Income Trust	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MMT

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Municipal Income Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MFM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.b.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Municipal Income Trust	PROXY
500 Boylston Street, Boston Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MFM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT

1.b.(i) Election of Trustees.			☐	☐	☐

01. William R. Gutow	02. Michael Hegarty	03. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.b.(ii) Election of Preferred Trustees.			☐	☐	☐

01. John P. Kavanaugh	02. Laurie J. Thomsen

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 5, 2011)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 5, 2011)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Special Value Trust	PROXY
500 Boylston Street, Boston, Massachusetts 02116
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2011

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Wednesday, October 5, 2011 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 4, 2011 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	22703_081211_MFV

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 5, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs22703

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.a.(i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. William R. Gutow	02. Michael Hegarty	03. John P. Kavanaugh	☐	☐	☐

04. Robert W. Uek

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

22703_081211A